Exhibit 10.2

Execution Version

AMENDMENT NO. 4 TO TERM LOAN CREDIT AGREEMENT

AMENDMENT NO. 4 TO TERM LOAN CREDIT AGREEMENT, dated as of August 10, 2026 (this “Amendment”), to the Term Loan Credit Agreement, dated as of November 14, 2023 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; as amended by this Amendment and further defined below, the “Amended Credit Agreement”), by and among AMNEAL PHARMACEUTICALS LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower wishes to incur Incremental Term Loans pursuant to Section 2.18 of the Existing Credit Agreement (the “New Incremental Term Loans”) in the form of an increase in the aggregate principal amount of outstanding Amendment No. 3 Term Loans, the proceeds of which will be used to finance a portion of the consideration for the Borrower’s acquisition (the “Acquisition”) of 100% of the membership interests in Kashiv BioSciences, LLC (the “Target”) pursuant to that certain Membership Interest Purchase Agreement, dated as of April 21, 2026, by and among Amneal Pharmaceuticals, Inc., the Target, certain equity holders of the Target and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Acquisition Agreement”), with any additional proceeds being available for general corporate purposes;

WHEREAS, the Borrower has requested that Bank of America, N.A. (in such capacity, the “New Incremental Term Lender”) commit to make a New Incremental Term Loan to the Borrower on the Amendment No. 4 Effective Date (as defined below) in an aggregate principal amount of $350,000,000 (the “New Incremental Term Loan Commitment”);

WHEREAS, the New Incremental Term Lender is willing to make the New Incremental Term Loan to the Borrower on the terms and conditions set forth herein on the Amendment No. 4 Effective Date;

WHEREAS, pursuant to Section 2.18(5) of the Existing Credit Agreement, the Borrower, the Administrative Agent and the applicable Incremental Lenders (it being agreed that the New Incremental Term Lender constitutes the only initial Incremental Lender with respect to the New Incremental Term Loans) may, without the consent of any other Lenders, enter into an Incremental Facility Amendment to effect such amendments to the Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of Section 2.18 of the Existing Credit Agreement and to make the New Incremental Term Loans fungible (including for tax purposes) with the existing Amendment No. 3 Term Loans;

WHEREAS, each of Bank of America, N.A. (the “Lead Left Amendment No. 4 Lead Arranger”), TPG Capital BD, LLC, JPMorgan Chase Bank, N.A., Truist Securities, Inc., MUFG Bank, Ltd., Goldman Sachs Bank USA, Citigroup Global Markets Inc., Wells Fargo Securities, LLC, Barclays Bank PLC, HSBC Securities (USA) Inc. and Royal Bank of Canada have each agreed to act as joint lead arrangers and joint bookrunners for the New Incremental Term Loans and this Amendment (collectively, the “Amendment No. 4 Lead Arrangers”);

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I
Definitions

Section 1.1.       Definitions

Capitalized terms used herein but not otherwise defined herein shall have the meanings given such terms in the Amended Credit Agreement (as defined below).

ARTICLE II
New Incremental Term Loans

Section 2.1.       New Incremental Term Loans

On the terms and subject to the conditions set forth herein, the New Incremental Term Lender agrees to make the New Incremental Term Loan to the Borrower on the Amendment No. 4 Effective Date, in an aggregate principal amount equal to the New Incremental Term Loan Commitment. The terms of the New Incremental Term Loan shall be as set forth in Section 2.3 below. The New Incremental Term Loan Commitment of the New Incremental Term Lender shall automatically terminate after giving effect to the funding of the New Incremental Term Loan on the Amendment No. 4 Effective Date.  Amounts repaid or prepaid in respect of the New Incremental Term Loan may not be reborrowed.

Section 2.2.       Use of Proceeds.

The Borrower shall use the proceeds of the New Incremental Term Loan solely for the purposes set forth in the recitals hereto.

Section 2.3.      Other Terms of New Incremental Term Loans.  The New Incremental Term Loan shall constitute an Incremental Term Loan in the form of  additional Amendment No. 3 Term Loans for all purposes of the Amended Credit Agreement and the other Loan Documents and shall, except as otherwise set forth herein, have terms that are identical to the terms of the Amendment No. 3 Term Loans outstanding under the Existing Credit Agreement immediately prior to the Amendment No. 4 Effective Date (the “Existing Term Loans”) (including with respect to maturity, prepayments, interest and amortization (except as set forth below), but not with respect to use of proceeds and conditions to funding) and shall be fungible with the Existing Term Loans.  In furtherance of, and not in limitation of the foregoing:

(a)       as of the Amendment No. 4 Effective Date, Section 2.06(1) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

“The Borrower will repay to the Administrative Agent for the ratable account of the Lenders on the last Business Day of each fiscal quarter of the Borrower, commencing with the last Business Day of the fiscal quarter of the Borrower ending on December 31, 2026, an aggregate principal amount of Amendment No. 3 Term Loans equal to 0.25% of the aggregate principal amount of the Amendment No. 3 Term Loans outstanding on the Amendment No. 4 Effective Date, which payments will be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.07 or 2.08, as applicable (each such date being referred to as an “Amendment No. 3 Term Loan Installment Date”)”

(b)     The New Incremental Term Loan shall be made as a single Term Benchmark Borrowing, with an initial Interest Period that commences on the Amendment No. 4 Effective Date and ends on the last day of the Interest Period applicable to the Existing Term Loans at such time.  During such initial Interest Period, the Adjusted Term SOFR Rate applicable to the New Incremental Term Loans shall be the same Adjusted Term SOFR Rate applicable to the Existing Term Loans immediately prior to the Amendment No. 4 Effective Date.

(c)     From and after the Amendment No. 4 Effective Date, the Existing Term Loans and the New Incremental Term Loans shall constitute a single Class and a single Borrowing of Amendment No. 3 Term Loans for all purposes under the Amended Credit Agreement.

Section 2.4.     Lenders.   The New Incremental Term Lender acknowledges and agrees that, upon its execution of this Agreement and the effectiveness of its New Incremental Term Loan Commitment, the New Incremental Term Lender shall become a “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

Section 2.5.      Taxes.   For U.S. federal income tax purposes, the Existing Term Loans and the New Incremental Term Loans will be treated as a single issue of debt instruments.

Section 2.6.       Acknowledgments.

The Administrative Agent and the New Incremental Term Lender each hereby expressly consent to this Amendment and all amendments to the Existing Credit Agreement set forth herein.  Each of the parties hereto agree that (i) the New Incremental Term Loans constitute Incremental Term Loans, (ii) the Acquisition constitutes a Limited Condition Transaction, (iii) the Borrower has made an LCA Election and the LCA Test Date is April 21, 2026, in each case, with respect to the Acquisition (such date, the “Acquisition LCA Test Date”), (iv) this Amendment constitutes an Incremental Facility Amendment, (v) this Amendment shall satisfy any requirement under Section 2.18(1) of the Existing Credit Agreement to deliver a notice to the Administrative Agent in connection with the establishment of the New Incremental Term Loans, and (vi) the New Incremental Term Loans are being incurred pursuant to the Incremental Ratio Amount.

ARTICLE III
[reserved]

ARTICLE IV
Conditions to Effectiveness

Section 4.1.       Amendment No. 4 Effective Date

This Amendment shall be legal, valid and binding on and as of the date hereof and the amendments and waivers implemented pursuant to the terms hereof shall become effective immediately at such time that the following conditions has been satisfied or waived (the “Amendment No. 4 Effective Date”):

(a)       (Credit Documents) The Administrative Agent shall have received duly executed counterparts of this Amendment, which shall constitute a signature page and counterpart hereto that, when taken together, bear the signatures of (A) the Borrower, (B) each Guarantor, (C) the Administrative Agent, and (D) the New Incremental Term Lender;

(b)       (Secretary’s Certificate) The Administrative Agent shall have received a certificate from each Loan Party (or the Borrower on behalf thereof), dated on the Amendment No. 4 Effective Date, signed by the Secretary or Assistant Secretary of such Loan Party (or the Borrower on behalf thereof), and attested to by a Responsible Officer of such Loan Party (or the Borrower on behalf thereof), together with (I) either (x) copies of the certificate or articles of incorporation and by-laws (or equivalent organizational documents), as applicable, of such Loan Party or (y) a certification by the Secretary or Assistant Secretary of such Loan Party that the copies of the certificate or articles of incorporation and by-laws (or equivalent organizational documents), as applicable, of such Loan Party delivered to the Administrative Agent on November 14, 2023 or February 2, 2026 remain in full force and effect and have not been modified or amended since such prior delivery, (II) the resolutions of such Loan Party referred to in such certificate approving this Amendment and the transactions contemplated hereby, and of all documents evidencing other necessary corporate action, if any, with respect to this Amendment and the transactions contemplated hereby, and (III) a certification as to the names and true signatures of the officers of such Loan Party authorized to sign this Amendment and the other documents to be delivered hereunder, and each of the foregoing shall be in customary form;

(c)      (Closing Certificate) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, dated the Amendment No. 4 Effective Date, to the effect that (i) as of the Acquisition LCA Test Date, no Specified Event of Default shall have occurred and be continuing or would result from the transactions contemplated hereby and (ii) the Specified Representations are true and correct in all material respects as of the Acquisition LCA Test Date (except, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects;

(d)       (Incremental Amount  Certificate) The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower, dated as of the Amendment No. 4 Effective Date, certifying as to the calculation of the Incremental Amount as of the Acquisition LCA Test Date and calculated in accordance with Sections 1.08 and 1.09 of the Amended Credit Agreement.

(e)      (Solvency Certificate) The Administrative Agent shall have received a solvency certificate from the chief financial officer or another officer with equivalent duties of the Borrower on the Amendment No. 4 Effective Date after giving effect to all of the transactions contemplated hereby, substantially in the form of Exhibit B to the Amended Credit Agreement;

(f)      (Legal Opinions) The Administrative Agent shall have received from Brown Rudnick LLP, special New York counsel to the Loan Parties, written opinions in form and substance reasonably satisfactory to the Administrative Agent dated the Amendment No. 4 Effective Date;

(g)      (Fees and Costs) The Borrower shall have paid on or prior to the Amendment No. 4 Effective Date, or will pay substantially concurrently with the occurrence of the Amendment No. 4 Effective Date, without duplication, (i) to the extent agreed in writing, all reasonable and documented costs and expenses of the Administrative Agent and the Amendment No. 4 Lead Arrangers incurred in connection with this Amendment and the transactions contemplated hereby (including, without limitation, the reasonable and documented fees, charges and disbursements of Paul Hastings LLP, counsel to the Administrative Agent and the Amendment No. 4 Lead Arrangers) and any other fees, agreed in writing to be payable to the Amendment No. 4 Lead Arrangers on the Amendment No. 4 Effective Date, (ii) all other compensation required to be paid on or prior to the Amendment No. 4 Effective Date to the Amendment No. 4 Lead Arrangers pursuant to that certain Amended and Restated Engagement Letter, dated as of May 22, 2026, among the Borrower and the Amendment No. 4 Lead Arrangers and (iii) the ticking fees and upfront fees, if any, agreed with the Lead Left Amendment No. 4 Arranger and communicated to the prospective New Incremental Term Lenders in connection with the primary syndication of the New Incremental Term Loans;

(h)       (Borrowing Request). The Administrative Agent shall have received a Borrowing Request requesting the borrowing of the New Incremental Term Loans;

(i)       (KYC; Beneficial Ownership).  The Administrative Agent shall have received, at least five days prior to the Amendment No. 4 Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and anti-money laundering rules and regulations, including the USA Patriot Act, to the extent reasonably requested in writing of the Borrower at least ten days prior to the Amendment No. 4 Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Amendment No. 4 Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten days prior to the Amendment No. 4 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification;

(j)      (Acquisition).   The Acquisition shall have been consummated, or shall be consummated substantially concurrently with the funding of the New Incremental Term Loans, in accordance with the terms of the Acquisition Agreement; and

(k)       (Amendment No. 4 Effective Date).  The Amendment No. 4 Effective Date shall be no later than January 12, 2027.

ARTICLE V
Representations and Warranties

Section 5.1.       Representations and Warranties

To induce the Administrative Agent and the New Incremental Term Lender to enter into this Amendment, each Loan Party represents and warrants that, as of the Acquisition LCA Test Date, both before and after giving effect to the transactions contemplated by this Amendment:

(a)       no Specified Default exists; and

(b)      the Specified Representations of each Loan Party are true and correct in all material respects on and as of such date (except, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects.

ARTICLE VI
Miscellaneous

Section 6.1.       Effect of Amendment.

(a)     On and after the Amendment No. 4 Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement, mean and are a reference to the Credit Agreement as modified by this Amendment. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. Any Loan Document that contains a provision that is inconsistent with the modifications made pursuant to this Amendment, or the transactions provided for herein, is deemed to be amended in a corresponding manner, or to permit such transactions, as the case may be.

(b)      The Existing Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral (after giving effect to this Amendment) do and shall continue to secure the payment of all Obligations that survive this Amendment including without limitation under the Amended Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents.

(c)       The execution, delivery and effectiveness of this Amendment does not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. This Amendment shall not constitute a substitution or novation of the Existing Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Documents.

Section 6.2.       Counterparts.

This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the other Loan Documents and their respective successors and assigns. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and “pdf”) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Amendment (each a “Communication”), may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by any of the parties hereto of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC § 7006, as it may be amended from time to time.

Section 6.3.       GOVERNING LAW; WAIVER OF JURY TRIAL; JURISDICTION; CONSENT TO SERVICE OF PROCESS

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.07, 10.11 and 10.15 of the Existing Credit Agreement are incorporated herein and apply to this Amendment, mutatis mutandis.

Section 6.4.       Headings.

Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or be taken into consideration in interpreting, this Amendment.

Section 6.5.       Reaffirmation.

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) other than to the extent expressly set forth herein, the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Guarantee and Collateral Agreement, and its prior grant of security interest and pledge under the Security Documents and each Loan Document and confirms that, other than to the extent expressly set forth herein, the Liens on the Collateral, security interests and pledges granted pursuant to the Security Documents and each Loan Document continue in full force and effect after giving effect to this Amendment and secure the Obligations, including without limitation, any additional Obligations resulting from or incurred pursuant to the Amended Credit Agreement.

Section 6.6.       Amendment No. 4 Lead Arrangers.

Notwithstanding any other provision of this Amendment or any provision of the Amended Credit Agreement or any other Loan Document, each Lead Arranger is named as such herein for recognition purposes only, and in its capacity as such shall have no duties, responsibilities or liabilities with respect to this Amendment, the Amended Credit Agreement or any other Loan Document. Without limitation of the foregoing, the Amendment No. 4 Lead Arrangers in their respective capacities as such shall not, by reason of this Amendment, the Amended Credit Agreement or any other Loan Document, have any fiduciary relationship in respect of any Lender, any Loan Party or any other Person.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

(signature pages follow)

AMNEAL PHARMACEUTICALS LLC, as Borrower

By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer

AMNEAL BIOSICENCES LLC AMNEAL PHARMACEUTICALS OF NEW YORK, LLC GEMINI LABORATORIES, LLC IMPAX LABORATORIES, LLC AMEDRA PHARMACEUTICALS LLC TRAIL SERVICES, LLC,
each as a Guarantor

By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ William R. Doolittle
	Name:	William R. Doolittle
	Title:	Executive Director

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]

BANK OF AMERICA, N.A., as the New Incremental Term Lender

By:	/s/ Lex Maultsby
	Name:	Lex Maultsby
	Title:	Managing Director

[Signature Page to Amendment No. 4 to Term Loan Credit Agreement]